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                                                                    EXHIBIT 10.6


                SCHEDULE OF SUBSTANTIALLY IDENTICAL DOCUMENTS


       The following thirteen persons have entered into substantially identical agreements with the Company.

                              Raymond E. Cartledge
                              Charles E. Corpening
                               Donald J. Donahue
                               Duane R. Grossett
                                Parry Katsafanas
                                John R. Kennedy
                                 David J. Klima
                              Lawrence R. Lansford
                               David A. Lichtfuss
                              Thomas F. McWilliams
                              Michael T. Segraves
                               William A. Spanos
                               William R. Toller